                                                                       EXHIBIT A
                                                                       ---------


                             Joint Filing Agreement
                             ----------------------


          In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, each of the parties hereto agrees with the other parties that the statement of Schedule 13D pertaining to certain securities of NovaCare Employee Services, Inc. to which this agreement is an exhibit is filed by and on behalf of each such party and that any amendment thereto will be filed on behalf of each such party.


                              PLATO HOLDINGS, LLC


Date:  September 30, 1999     By:   /s/ George Hertz
                                 ----------------------------------------
                                 Name:  George Hertz
                                 Title: Manager


                              PLATO HOLDINGS, INC.


Date:  September 30, 1999     By:   /s/ George Hertz
                                 -----------------------------------------
                                 Name:  George Hertz
                                 Title: Vice President


                              NEW PLATO ACQUISITION, INC.


Date:  September 30, 1999     By:   /s/ George Hertz
                                 -----------------------------------------
                                 Name:  George Hertz
                                 Title: Vice President


                              FIDELITY VENTURES LIMITED

                              By:   Fidelity Capital Associates, Inc., its
                                    General Partner


Date:  September 30, 1999     By:   /s/ George Hertz
                                 -----------------------------------------
                                 Name:  George Hertz
                                 Title: Managing Director

                              FIDELITY INVESTORS II LIMITED PARTNERSHIP

                              By:   Fidelity Investors Management, LLC,
                                    its General Partner

Date:  September 30, 1999     By:   /s/ Donald S. Heaton
                                 -----------------------------------------
                                 Name:  Donald S. Heaton
                                 Title: Vice President


                              THE P/A FUND III, L.P.


                              By:   APA Pennsylvania Partners III, L.P.,
                                    its General Partner


                              By:   Patricof & Co. Managers, Inc.,
                                    its General Partner

Date:  September 30, 1999     By:   /s/ Gregory M. Case
                                 -----------------------------------------
                                 Name:  Gregory M. Case
                                 Title: Vice President



                              APA EXCELSIOR V, L.P.


                              By:   APA Excelsior V Partners, L.P.,
                                    its General Partner

                              By:   Patricof & Co. Managers, Inc.,
                                    its General Partner

Date:  September 30, 1999     By:   /s/ Gregory M. Case
                                 -----------------------------------------
                                 Name:  Gregory M. Case
                                 Title: Vice President

                              THE PATRICOF PRIVATE INVESTMENT CLUB II, L.P.


                              By:   APA Excelsior V Partners, L.P.,
                                    its General Partner

                              By:   Patricof & Co. Managers, Inc.
                                    its General Partner

Date:  September 30, 1999     By:   /s/ Gregory M. Case
                                 -----------------------------------------
                                 Name:  Gregory M. Case
                                 Title: Vice President



                              AFLAC INCORPORATED


Date:  September 30, 1999     By:   /s/ Kriss Cloninger III
                                 -----------------------------------------
                                 Name:  Kriss Cloninger III
                                 Title: Executive Vice President,
                                        Treasurer and Chief Financial
                                        Officer